EXHIBIT 10.79

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 23, 2011, by and among CYTORI THERAPEUTICS, INC., a Delaware corporation (“Borrower”), OXFORD FINANCE LLC (as successor in interest to Oxford Finance Corporation) (“Oxford”), as a Lender (as defined below), the other Lenders party hereto and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacities as agent (the “Agent”) and a Lender.

W I T N E S S E T H:

WHEREAS, Borrower, the lenders signatory thereto from time to time (each a “Lender” and, collectively, the “Lenders”) and Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of June 11, 2010 (as amended, supplemented, replaced and otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein have the meanings given to them in the Loan Agreement except as otherwise expressly defined herein), pursuant to which Lenders and Agent have agreed to provide to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Lenders and Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.             AMENDMENTS TO LOAN AGREEMENT. Subject to the terms and conditions of this Amendment, including, without limitation, Section 3 of this Amendment, the Loan Agreement is hereby amended as of the First Amendment Effective Date (as defined below) as follows:

(a)           Section 10.1, Assignment, of the Loan Agreement is hereby amended by deleting such section in its entirety and by inserting, in lieu thereof, the following:

“10.1           Assignment.

(a)           Subject to the terms of this Section 10.1, each Lender shall have the right to sell, transfer or assign, at any time or times, all or a portion of its rights and obligations hereunder and under the other Debt Documents, its Commitment, its Term Loan or any portion thereof or interest therein, including any Lender’s rights, title, interests, remedies, powers or duties thereunder, provided, however, that any such sale, transfer or assignment shall: (i) except in the case of a sale, transfer or assignment to a Qualified Assignee (as defined below), require the prior written consent of Agent and the Required Lenders (which consent shall not be unreasonably withheld, conditioned or delayed); (ii) require the execution of an assignment agreement in form and substance reasonably satisfactory to, and acknowledged by, Agent (an “Assignment Agreement”); (iii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Commitment and/or Term Loan to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iv) be in an aggregate amount of not less than $1,000,000, unless such assignment is made to an existing Lender or an affiliate of an existing Lender or is of the assignor’s (together with its affiliates’) entire interest of the Term Loan or is made with the prior written consent of Agent; and (v) include a payment to Agent of an assignment fee of $3,500 (unless otherwise agreed by Agent).  In the case of an assignment by a Lender under this Section 10.1(a), the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder.  The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment and Term Loan, as applicable, or assigned portion thereof from and after the date of such assignment.  Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a “Lender”.  In the event any Lender assigns or otherwise transfers all or any part of the Commitments and Obligations, upon the assignee’s or the assignor’s request, Agent shall request that Borrower execute new Notes in exchange for the Notes, if any, being assigned.  Agent may amend Schedule A to this Agreement to reflect assignments made in accordance with this Section.

As used herein, “Qualified Assignee” means (a) any Lender and any affiliate of any Lender and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody's at the date that it becomes a Lender, and in each case of clauses (a) and (b), which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that (i) no person proposed to become a Lender after the Closing Date and  determined by Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, (ii) no person or Affiliate of such person proposed to become a Lender after the Closing Date and that holds any subordinated debt or stock issued by any Loan Party or its Affiliates shall be a Qualified Assignee and (iii) no person proposed to become a Lender after the Closing Date and that is a direct business competitor of a Loan Party shall be a Qualified Assignee so long as no Default or Event of Default exists at the time of the proposed assignment.

(b)           In addition to the other rights provided in this Section 10.1, each Lender may, without notice to or consent from Agent or any Loan Party, sell participations to one or more persons or entities in or to all or a portion of its rights under the Debt Documents (including all of its rights with respect to the Term Loans); provided, however, that, whether as a result of any term of any Debt Document or of such participation, (i) no such participant shall have a commitment, or be deemed to have made an offer to commit, to make any Term Loan hereunder, and, no such participant shall be liable for any obligation of such Lender hereunder and which Lender shall remain expressly liable for all obligations of such Lender hereunder (in being expressly acknowledged and agreed that such Lender shall remain primarily liable for the obligations of such Lender hereunder regardless of any such participation), (ii) such Lender’s rights and obligations, and the rights and obligations of the Loan Parties and the Agent and other Lenders towards such Lender, under any Debt Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obligations and which Lender shall remain expressly liable for all obligations of such Lender hereunder (in being expressly acknowledged and agreed that such Lender shall remain primarily liable for the obligations of such Lender hereunder regardless of any such participation), and in no case shall a participant have the right to enforce any of the terms of any Debt Document, and (iii) the consent of such participant shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Debt Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Debt Documents (including the right to enforce or direct enforcement of the Obligations), except for those described in clauses (ii), (iii) and (viii) of subsection 10.8(c) hereof.

(c)           In addition to the other rights provided in this Section 10.1, each Lender may, with prior written notice to the Agent, sell, transfer or assign to a Securitization Entity (and such Securitization Entity may, with prior written notice to the Agent, sell, transfer or assign to another Securitization Entity), at any time or times, all or a portion of its rights hereunder and under the other Debt Documents, its Term Loans or any portion thereof or interest therein; provided, however, that, (i) no such Securitization Entity shall have a commitment, or be deemed to have made an offer to commit, to make any Term Loan hereunder, and none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s obligations (including, without limitation, indemnity and funding obligations) under the Debt Documents shall remain unchanged, and (iii) the other parties hereto shall continue to deal solely with such Lender as servicer of the Securitization Entity until such time as such other parties receive a written notice from the Securitization Entity indicating that another person or entity will act as servicer for the Securitization Entity (at which time such other parties hereto shall be entitled to deal solely with such subsequent servicer) and such other parties hereto shall be fully entitled to rely on such written notice and shall have no liability for relying on such notice or for taking any action or omitting to take any action in reliance upon such notice.

As used herein, “Securitization Entity” means a special purpose funding vehicle that is a direct or indirect subsidiary of a Lender that is created solely for the purpose of such Lender obtaining funding secured by assets including all or any part of such Lender’s interests in this Agreement or any other Debt Document, or selling ownership interests therein, and that engages in no material activities other than in connection with the financing or securitization of loans or financial assets.

(d)           In addition to the other rights provided in this Section 10.1, each Lender and each Securitization Entity may grant a security interest in, or otherwise assign as collateral, all or a portion of its rights hereunder and under the other Debt Documents, its Term Loans or any portion thereof or interest therein, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Term Loans), to (i) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to the Agent or (ii) any holder of, or agent or trustee for the benefit of the holders of, such Lender’s or Securitization Entity’s debt obligations or equity securities by written notice to the Agent; provided, however, that (x) no such holder, agent or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (a) above), shall be entitled to any rights of such Lender or Securitization Entity hereunder and no such Lender or Securitization Entity shall be relieved of any of its obligations hereunder, and (y) such grant or assignment shall not affect, and the Lender shall remain expressly liable for, all obligations of such Lender hereunder (it being expressly acknowledged and agreed that such Lender shall remain primarily liable for the obligations of such Lender hereunder regardless of any such grant or assignment).”

(b)           Section 10.8, Entire Agreement; Amendments, Waivers, of the Loan Agreement is hereby amended by deleting subsections (b) and (c) in their entirety and by inserting, in lieu thereof, the following subsections (b) and (c), respectively:

“(b)           No amendment, modification, termination or waiver of any provision of this Agreement or any other Debt Document, or any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, Borrower and Lenders having more than (x) 60% of the aggregate Commitments of all Lenders or (y) if such Commitments have expired or been terminated, 60% of the aggregate outstanding principal amount of the Term Loan (the “Requisite Lenders”); provided, however, that so long as a party that is a Lender hereunder on the Closing Date does not assign any portion of its Commitment or Term Loan (other than an assignment to any affiliate of such Lender), the “Requisite Lenders” shall include such Lender.  Except as set forth in clause (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.”

“(c)           No amendment, modification, termination or waiver of any provision of this Agreement or any other Debt Document shall, unless in writing and signed by Borrower, Agent and each Lender directly affected thereby: (i) increase or decrease any Commitment of any Lender or increase or decrease the Total Commitment (which shall be deemed to affect all Lenders), (ii) reduce the principal of or rate of interest on any Obligation or the amount of any fees payable hereunder (other than waiving the imposition of the Default Rate), (iii) postpone the date fixed for or waive any payment of principal of or interest on the Term Loan, or any fees hereunder, (iv) release all or substantially all of the Collateral, or consent to a transfer of all or substantially all of the Intellectual Property, in each case, except as otherwise expressly permitted in the Debt Documents (which shall be deemed to affect all Lenders), (v) subordinate the Lien on all or substantially all of the Collateral granted in favor of the Agent securing the Obligations (which shall be deemed to affect all Lenders), (vi) release a Loan Party from, or consent to a Loan Party’s assignment or delegation of, such Loan Party’s obligations hereunder and under the other Debt Documents or any Guarantor from its guaranty of the Obligations (which shall be deemed to affect all Lenders), (vii) amend, modify, terminate or waive Section 8.4, 9.7 or 10.8(b) or (c) or (viii) amend or modify the definition of “Requisite Lenders”.”

(c)           Section 10.8, Entire Agreement; Amendments, Waivers, of the Loan Agreement is hereby further amended by deleting subsection (e) in its entirety and by inserting, in lieu thereof, the following subsection (e):

“(e)           Each Lender hereby consents to the release by Agent of any Lien held by the Agent for the benefit of itself and the Lenders in any or all of the Collateral to secure the Obligations upon (i) the occurrence of any Permitted Disposition pursuant to Section 7.3 and (ii) the termination of the Commitments and the payment and satisfaction in full of the Obligations.”

2.            COSTS AND EXPENSES.  Notwithstanding Section 10.5 of the Loan Agreement, Oxford Finance, LLC absolutely and unconditionally agrees to reimburse Agent and Borrower for all reasonable fees, costs and expenses incurred by Agent and Borrower in connection with this Amendment or otherwise related to the Debt Documents or the transactions contemplated hereby and thereby, including, without limitation, reasonable legal fees and costs (and without duplication, the allocated cost of in-house legal counsel), professional and consultant fees, recording fees, search fees and filing fees.

3.            CONDITIONS TO EFFECTIVENESS.  This Amendment shall become effective as of the date (the  “First Amendment Effective Date”) upon which Agent shall notify Borrower in writing that each of the conditions specified below have been satisfied as determined in Agent’s sole discretion:

(a)           Agent shall have received one or more counterparts of this Amendment, duly executed, completed and delivered by Agent, each Lender and each Loan Party;

(b)           After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)           Agent and Borrower shall have received payment of all unpaid fees and expenses described in Section 2 hereof; and

(d)           Agent shall have received all other documents and instruments as Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Amendment.

4.            NO OTHER AMENDMENTS.

(a)           Except for the amendments set forth in Section 1 of this Amendment, the Loan Agreement and the other Debt Documents shall remain unchanged and in full force and effect.  Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Loan Party’s Obligations under or in connection with the Loan Agreement and any other Debt Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and Lenders) security titles to or other liens on any Collateral for the Obligations.

5.            REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants to Lenders as follows:

(a)           Representations and Warranties.  Each Loan Party hereby represents and warrants that, after giving effect to this Amendment, each of such Loan Party’s representations and warranties contained in the Debt Documents is true and correct in all material respects on and as of the date hereof, except for any representation and warranty that relates by its terms only to a specified date (in which case, it shall be true in all material respects on and as of such date).

(b)           Binding Effect of Documents.  This Amendment and the other Debt Documents have been duly executed and delivered to Agent and Lenders by such Loan Party and are in full force and effect, as modified hereby.

(c)           No Conflict, Etc.  Except as described in the note to Item 8 in Section D on Schedule B to the Loan Agreement, the execution, delivery and performance of this Amendment by such Loan Party will not violate any law, rule, regulation or order or contractual obligation or organizational document of such Loan Party and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.

6.            ADVICE OF COUNSEL.  Each of the parties represents to each other party hereto that it has discussed this Amendment with its counsel.

7.            SEVERABILITY OF PROVISIONS.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.            COUNTERPARTS.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

9.            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

10.          ENTIRE AGREEMENT.  The Loan Agreement and the other Debt Documents as and when amended through this Amendment embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

11.          NO STRICT CONSTRUCTION, ETC.  The parties hereto have participated jointly in the negotiation and drafting of this Amendment.  In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.  Time is of the essence for this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Loan and Security Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER:

CYTORI THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick
Name:	Marc H. Hedrick
Title:	President

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ R. Hanes Whiteley
Name:	R. Hanes Whiteley
Title:	Duly Authorized Signatory

OXFORD FINANCE LLC (as successor in interest to Oxford Finance Corporation), as Lender

By:	/s/ John G. Henderson
Name:	John G. Henderson
Title:	Vice President & General Counsel

SILICON VALLEY BANK, as Lender

By:	/s/ R. Michael White
Name:	R. Michael White
Title:	SRM